Exhibit 10(a)

THIRD AMENDMENT TO AGREEMENT

     THIS THIRD AMENDMENT TO AGREEMENT (this “Amendment”) is made effective as of the 31st day of July, 2009 (the “Effective Date”), by and between REX RADIO AND TELEVISION, INC., an Ohio corporation (“Seller One”), KELLY & COHEN APPLIANCES, INC., an Ohio corporation (“Seller Two”), and STEREO TOWN, INC., a Georgia corporation (“Seller Three”), REX ALABAMA, INC., an Ohio corporation (“Seller Four”) (collectively, Seller One, Seller Two, Seller Three and Seller Four, “Seller”), REX STORES CORPORATION, a Delaware corporation (“REX Stores”), all having an address at 2875 Needmore Road, Dayton, OH 45414, and APPLIANCE DIRECT, INC., a Florida corporation (“Purchaser”), having an address at 397 North Babcock Street, Melbourne, Florida 32935, under the following circumstances:

       A.      By Agreement dated as of January 29, 2009 (the “Original Agreement”), Seller agreed to sell and Purchaser agreed to purchase certain Assets of Seller being more particularly described in Agreement.

       B.      By First Amendment to Agreement dated as of February 27, 2009, Seller and Purchaser amended the Original Agreement (the “First Amendment”).

       C.      By Second Amendment to Agreement dated as of June 30, 2009, Seller and Purchaser amended the Original Agreement (the “Second Amendment,” and together with the Original Agreement and the First Amendment, the “Agreement”).

       D.      Seller and Purchaser have agreed that Purchaser will not proceed with the lease of all of the locations and the parties desire to amend the Agreement as set forth below to conform the Agreement accordingly.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Purchaser amend the Agreement as follows:

     1.      Schedule 2.2 of the Agreement is hereby deleted in its entirety and the Schedule 2.2 attached to this Amendment inserted in lieu thereof.

     2.      Sections 2.5 of the Agreement is hereby deleted in its entirety and the following inserted in lieu thereof:

       2.5      Extended Service Plan (“ESP”) Payment. Purchaser agrees to accept Seller’s customer ESP for Seller’s Frigidaire and Whirlpool appliances (excluding air conditioners and dehumidifiers). Seller shall pay to Purchaser, in connection with such assumption as of the Implementation Date, fifty-five percent (55%) of Seller’s Book Value of Seller’s Frigidaire and Whirlpool appliances’ ESP for the Properties and Leased Properties (the “ESP Credit”). Seller’s Book Value shall be equal to Seller’s reported liability related to ESP less Seller’s reported commissions as both are shown on the books and records of Seller in the ordinary course of its business. Seller and Purchaser acknowledge that the ESP Credit for the sites which have been opened by Purchaser as of June 30, 2009 has been applied to pay part of the rent due on such sites from the Rent Commencement Date (as defined in each Lease) through rent due and outstanding as of June 30, 2009 and Purchaser is not entitled to any additional ESP Credit..

     3.      Exhibit 2.6 to the Agreement shall be deleted in its entirety and the Exhibit 2.6 attached to this Amendment inserted in lieu thereof.

     4.      Section 4.2 of the Agreement shall be deleted in its entirety and the following inserted in lieu thereof:

     4.2      Deliveries.

       (a)      In addition to the items and documents required under other provisions of this Agreement to be delivered by Seller to Purchaser at or prior to Closing (or the Implementation Date, as indicated below), Seller (or whichever of Seller One, Seller Two or Seller Three is identified on Exhibit 1.1 as the owner of the Site to which such items and documents relate) shall execute and/or deliver (or cause to be executed and/or delivered) to Purchaser or the Escrow Agent, as applicable, through escrow each of the following at Closing:

      (i)      evidence of Seller’s authority to consummate the transactions described herein;

      (ii)      a date-down letter for representations and warranties in the form attached hereto as Exhibit 4.2(a)(ii);

      (iii)      originals of all Delivery Items to the extent in the possession or control of Seller;

      (iv)      the Leases;

      (v)      on the Implementation Date for each Site, one or more bills of sale and assignment conveying to Purchaser all of Seller’s right, title and interest in and to the Assets, in the form attached hereto as Exhibit 4.2(a)(vi) (the “Bill of Sale and Assignment”); and

      (vi)      originals of the Required Consents.

       (b)      In addition to the items and documents required under other provisions of this Agreement to be delivered by Purchaser to Seller at or prior to Closing, Purchaser also shall execute and/or deliver (or cause to be executed and/or delivered) to Seller through escrow each of the following at Closing:

      (i)      evidence of Purchaser’s authority to consummate the transactions described herein;

      (ii)      on the Implementation Date for each Property, evidence of insurance required under the Leases;

2

      (iii)      the Leases; and

      (iv)      on the Implementation Date for each Site, the Bill of Sale and Assignment.

     5.      Schedule 5.1 of the Agreement shall be deleted in its entirety and the Schedule 5.1 attached to this Amendment inserted in lieu thereof.

     6.      Section 5.3 of the Agreement shall be deleted in its entirety.

     7.      Seller has performed all of its obligations under the Agreement as of the date of this Amendment.

     8.      Except as modified by this Amendment, the Agreement remains in full force and effect.

     9.      The Agreement, as modified by this Amendment, is ratified and confirmed.

     EXECUTED as of the date first written above.

REX STORES:	PURCHASER:

REX STORES CORPORATION,	APPLIANCE DIRECT, INC.
a Delaware corporation	a Florida corporation

By:
By:	Name:
Name:	Title:
Title:

SELLER:

REX RADIO AND TELEVISION, INC.,
an Ohio corporation

By:
Name:
Title:

KELLY & COHEN APPLIANCES, INC.,
an Ohio corporation

By:
Name:
Title:

3

STEREO TOWN, INC.,
a Georgia corporation

By:
Name:
Title:

REX ALABAMA, INC.,
an Ohio corporation

By:
Name:
Title:

4

Exhibit 2.2
Properties

Lease for
Store Number:	Location:	Landlord

14	7163 Airport Boulevard
	Mobile, Alabama	Seller One
23	Daphne, Alabama	Seller One
24	Gadsden, Alabama	Seller One
27	Dothan, Alabama	Seller One
29	Auburn, Alabama	Seller One
102	Florence, Alabama	Seller One
103	Decatur, Alabama	Seller One
181	Montgomery, Alabama	Seller One
154	Brunswick, Georgia	Seller Two
17	Gautier, Mississippi	Seller One
25	Greenville, Mississippi	Seller One
137	Meridian, Mississippi	Seller One
138	Columbus, Mississippi	Seller One
296	Natchez, Mississippi	Seller One
127	Vicksburg, Mississippi	Seller One

Seller Key:
Seller One: Rex Radio and Television, Inc.
Seller Two: Kelly & Cohen Appliances, Inc.

Schedule 2.6

New
Addrs	Street Name	City	ST	Corporation Name	Start
No.					Date
1349	NW 23rd AVENUE	GAINESVILLE	FL	AD-Gainesville, Inc.	3/20
3010	ROSS CLARK CIRCLE	DOTHAN	AL	AD-Dothan, Inc.	3/20
101	TRADE STREET	BRUNSWICK	GA	AD-Brunswick, Inc.	3/20
25297	HIGHWAY 98	DAPHNE	AL	AD-Daphne, Inc.	3/27
1500	RAINBOW DRIVE	GADSDEN	AL	AD-Gadsden, Inc.	3/27
3990	EASTERN BLVD	MONTGOMERY	AL	AD-Montgomery, Inc.	3/27
1821	BELTLINE RD. S.W.	DECATUR	AL	AD-Decatur, Inc.	3/27
2095	FLORENCE BLVD.	FLORENCE	AL	AD-Florence, Inc.	3/27
2406	HIGHWAY 45 NORTH	COLUMBUS	MS	AD-Columbus, Inc.	4/3
3329	HIGHWAY 90	GAUTIER	MS	AD-Gautier, Inc.	4/3
572	BONITA LAKES DR	MERIDIAN	MS	AD-Meridian, Inc.	4/3
2007	HWY 1 SOUTH	GREENVILLE	MS	AD-Greenville, Inc.	4/3
373	JOHN R. JUNKIN DR.	NATCHEZ	MS	AD-Natchez, Inc.	4/3
2101	E. UNIVERSITY DR	AUBURN	AL	AD-Auburn-AL, Inc.	4/10
7163	AIRPORT BLVD.	MOBILE	AL	AD-Mobile, Inc.	4/10
2314	IOWA AVE.	VICKSBURG	MS	AD-Vicksburg, Inc.	4/10

SCHEDULE 5.1

Store
Number	Location	Date Rent is Due

14	7163 Airport Boulevard	1st
Mobile, Alabama
23	Daphne, Alabama	1st
27	Dothan, Alabama	1st
24	Gadsden, Alabama	1st
29	Auburn, Alabama	1st
102	Florence, Alabama	1st
103	Decatur, Alabama	1st
181	Montgomery, Alabama	1st
154	Brunswick, Georgia	1st
17	Gautier, Mississippi	1st
25	Greenville, Mississippi	1st
137	Meridian, Mississippi	1st
138	Columbus, Mississippi	1st
296	Natchez, Mississippi	1st
127	Vicksburg, Mississippi	1st